UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2008

ONSTREAM MEDIA CORPORATION
(Exact Name of Registrant as Specified in Charter)

Florida
(State of Jurisdiction of Incorporation)

000-22849	65-0420146
(Commission File Number)	(I.R.S. Employer Identification No.)

1291 SW 29 Avenue, Pompano Beach, Florida 33069
(Address of Principal Executive Offices) (Zip Code)

(954) 917-6655
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Note - This Current Report on Form 8-K/A is being filed solely for the purpose of adding the exhibit referenced in Item 9.01 (d) below. The disclosure in item 1.01 below is unchanged from the Current Report on Form 8-K filed by us on September 16, 2008.

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed on a Current Report on Form 8-K filed with the Securities and Exchange Commission on June 2, 2008, Onstream Media Corporation, a Florida corporation (“Onstream”) and Onstream Merger Corp., a newly formed Delaware corporation and a wholly owned subsidiary of Onstream (“Merger Sub”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Narrowstep Inc., a Delaware corporation (“Narrowstep”) and W. Austin Lewis IV, as stockholder representative (for the Narrowstep stockholders), dated as of May 29, 2008. Pursuant to the Merger Agreement, Onstream will acquire Narrowstep by means of a merger of Merger Sub with and into Narrowstep (the “Merger”) with Narrowstep continuing as the surviving corporation and a wholly-owned subsidiary of Onstream after the Merger (the “Surviving Corporation”).

As previously disclosed on a Current Report on Form 8-K filed with the Securities and Exchange Commission on August 15, 2008, Narrowstep, Onstream and Merger Sub entered into an amendment to the Merger Agreement (“the First Amendment”) on August 13, 2008.

On September 15, 2008, Narrowstep, Onstream and Merger Sub entered into a second amendment to the Merger Agreement (“the Second Amendment”), dated effective September 12, 2008. Pursuant to the Second Amendment, among other things, the aggregate number of shares of Onstream common stock, par value $0.0001 per share (“Onstream Common Stock”), initially issuable in the Merger in exchange for each outstanding share of Narrowstep common stock, par value $0.000001 per share (“Narrowstep Common Stock”), other than shares held by Onstream and shares held by a subsidiary of Narrowstep (collectively, the “Shares to be Converted”) was reduced from 9,100,000 to 8,100,000 shares. There was no change in the additional number of shares of Onstream Common Stock (2,000,000) into which the shares of Narrowstep’s Series A Preferred Stock, par value $0.000001 per share (the “Series A Preferred Stock”) will convert at the time of the Merger.

In accordance with the terms of the Second Amendment, the Contingent Value Rights Agreement (the “CVR Agreement”) was revised. Pursuant to those revisions, among other things, the revenue target for the first revenue measurement time period (the twelve months commencing on the 180th day following the date of closing of the Merger) was reduced from $4,250,000 to $4,000,000, if the Minimum Exchange Ratio (as defined in the Merger Agreement) is used. The definition of Second Year Revenue Shares was also revised so that if the First Year Revenue is less than $4,000,000, additional shares of Onstream Common Stock might be issuable in respect of Second Year Revenue, but only to the extent that Second Year Revenue, which is for a six month period commencing on the 18th month anniversary of the closing date, exceeds $2,000,000 (50% of the $4,000,000 annual threshold).

In accordance with the terms of the Second Amendment, and notwithstanding anything to the contrary contained in the CVR Agreement, Onstream may require Narrowstep to promptly make certain identified adjustments to its operations and the entity prior to the Effective Time, based solely upon Onstream’s evaluation of certain items identified in the Second Amendment. In the event that the certain identified adjustments are made prior to the Effective Time as a result of Onstream’s directives, the $4,000,000 thresholds discussed in the previous paragraph will be replaced with $2,000,000, provided that Narrowstep takes all reasonable actions within its power to carry out those directives. In addition, the waiting period of three months after the Effective Date (in the CVR Agreement provision that provides the amounts that the future projected revenues from the Narrowstep business, as determined in good faith by Onstream’s Board of Directors, if not exceeded would allow Onstream to terminate the Narrowstep business) was eliminated, subject to Onstream’s evaluation of certain items identified in the Second Amendment.

The foregoing descriptions of the Second Amendment are summaries only, do not purport to be complete and are qualified in their entirety by the full text of the agreement.

Important Additional Information Will be Filed with the SEC

Onstream intends to file with the SEC a Registration Statement on Form S-4, which will include a joint proxy statement/prospectus of Onstream and Narrowstep and other relevant materials in connection with the proposed transaction. The joint proxy statement/prospectus will be mailed to the stockholders of Onstream and Narrowstep. Investors and security holders of Onstream and Narrowstep are urged to read the joint proxy statement/prospectus and the other relevant materials when they become available because they will contain important information about Onstream, Narrowstep and the proposed transaction. The joint proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by Onstream or Narrowstep with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. Investors and security holders may obtain free copies of the documents filed with the SEC by Narrowstep at narrowstep.com or by contacting Narrowstep Investor Relations via telephone at (609) 945-1772. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Onstream at www.onstreammedia.com or by contacting Onstream’s Investor Relations via telephone at 646-536-7331. Investors and security holders are urged to read the joint proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction.

Narrowstep and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Narrowstep and Onstream in favor of the proposed transaction. Information about the directors and executive officers of Narrowstep and their respective interests in the proposed transaction will be available in the joint proxy statement/prospectus.

Onstream and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Onstream and Narrowstep in favor of the proposed transaction. Information about the directors and executive officers of Onstream and their respective interests in the proposed transaction will be available in the joint proxy statement/prospectus.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This filing contains forward-looking statements as defined by the federal securities laws which are based on our current expectations and assumptions, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated, projected or implied, including, among other things, risks relating to the expected timing of the completion and financial benefits of the Merger. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01           Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
2.1	Second Amendment to the Agreement and Plan of Merger, among Onstream Media Corporation, Onstream Merger Corp. and Narrowstep Inc., dated as of September 12, 2008

__________________________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONSTREAM MEDIA CORPORATION

By: /s/ Robert E. Tomlinson
September 19, 2008	Robert E. Tomlinson, CFO